Exhibit (q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of VIRTUS ETF TRUST II (the “Trust”), a Delaware statutory trust, hereby appoints William J. Smalley, Matthew B. Brown, Brinton W. Frith and Jeffrey T. Skinner, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, pre-effective or post-effective amendments or supplements to any such registration statements, proxy statements or solicitation materials, applications, and any other documents or instruments in connections therewith, and any exhibits, amendments or supplements in connection therewith, and to file any of the foregoing with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold). Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned each and every act whatsoever requisite, necessary or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, confirming and approving all that any such attorney, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of November, 2015.

/s/Kevin J. Carr	/s/George R. Aylward
Witness	George R. Aylward, Trustee

Print Name: Kevin J. Carr

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of VIRTUS ETF TRUST II (the “Trust”), a Delaware statutory trust, hereby appoints William J. Smalley, Matthew B. Brown, Brinton W. Frith and Jeffrey T. Skinner, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, pre-effective or post-effective amendments or supplements to any such registration statements, proxy statements or solicitation materials, applications, and any other documents or instruments in connections therewith, and any exhibits, amendments or supplements in connection therewith, and to file any of the foregoing with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold). Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned each and every act whatsoever requisite, necessary or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, confirming and approving all that any such attorney, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of November, 2015.

/s/Kevin J. Carr	/s/Robert S. Tull, Jr.
Witness	Robert S. Tull, Trustee

Print Name: Kevin J. Carr

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of VIRTUS ETF TRUST II (the “Trust”), a Delaware statutory trust, hereby appoints William J. Smalley, Matthew B. Brown, Brinton W. Frith and Jeffrey T. Skinner, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, pre-effective or post-effective amendments or supplements to any such registration statements, proxy statements or solicitation materials, applications, and any other documents or instruments in connections therewith, and any exhibits, amendments or supplements in connection therewith, and to file any of the foregoing with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold). Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned each and every act whatsoever requisite, necessary or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, confirming and approving all that any such attorney, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of November, 2015.

/s/Kevin J. Carr	/s/James A. Simpson
Witness	James A. Simpson, Trustee

Print Name: Kevin J. Carr

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of VIRTUS ETF TRUST II (the “Trust”), a Delaware statutory trust, hereby appoints William J. Smalley, Matthew B. Brown, Brinton W. Frith and Jeffrey T. Skinner, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, pre-effective or post-effective amendments or supplements to any such registration statements, proxy statements or solicitation materials, applications, and any other documents or instruments in connections therewith, and any exhibits, amendments or supplements in connection therewith, and to file any of the foregoing with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold). Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned each and every act whatsoever requisite, necessary or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, confirming and approving all that any such attorney, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of November, 2015.

/s/Kevin J. Carr	/s/Myles J. Edwards
Witness	Myles J. Edwards, Trustee

Print Name: Kevin J. Carr

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of VIRTUS ETF TRUST II (the “Trust”), a Delaware statutory trust, hereby appoints William J. Smalley, Matthew B. Brown, Brinton W. Frith and Jeffrey T. Skinner, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, pre-effective or post-effective amendments or supplements to any such registration statements, proxy statements or solicitation materials, applications, and any other documents or instruments in connections therewith, and any exhibits, amendments or supplements in connection therewith, and to file any of the foregoing with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold). Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned each and every act whatsoever requisite, necessary or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, confirming and approving all that any such attorney, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of November, 2015.

/s/Kevin J. Carr	/s/Stephen O’Grady
Witness	Stephen O’Grady, Trustee

Print Name: Kevin J. Carr